                                                                    EXHIBIT 4.19








                                    INDENTURE




                            DATED AS OF MARCH 1, 2007




                                     BETWEEN




                  CPS AUTO RECEIVABLES TRUST 2007-A, AS ISSUER




                                       AND




               WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE


                                          TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----

ARTICLE I - Definitions and Incorporation by Reference..............................................3
   SECTION 1.1          Definitions.................................................................3
   SECTION 1.2          Reserved...................................................................11
   SECTION 1.3          Other Definitional Provisions..............................................11

ARTICLE II - The Notes.............................................................................11
   SECTION 2.1          Form.......................................................................11
   SECTION 2.2          Execution, Authentication and Delivery.....................................12
   SECTION 2.3          Temporary Notes............................................................12
   SECTION 2.4          Registration; Registration of Transfer and Exchange........................13
   SECTION 2.5          Mutilated, Destroyed, Lost or Stolen Notes.................................14
   SECTION 2.6          Persons Deemed Owner.......................................................15
   SECTION 2.7          Payment of Principal and Interest; Defaulted Interest......................16
   SECTION 2.8          Cancellation...............................................................17
   SECTION 2.9          Release of Collateral......................................................17
   SECTION 2.10          Book-Entry Notes..........................................................17
   SECTION 2.11          Notices to Clearing Agency................................................18
   SECTION 2.12          Definitive Notes..........................................................18
   SECTION 2.13          Restrictions on Transfer of Notes.........................................19

ARTICLE III - Covenants............................................................................21
   SECTION 3.1          Payment of Principal and Interest..........................................21
   SECTION 3.2          Maintenance of Office or Agency............................................21
   SECTION 3.3          Money for Payments to be Held in Trust.....................................21
   SECTION 3.4          Existence..................................................................23
   SECTION 3.5          Protection of Trust Estate.................................................23
   SECTION 3.6          Opinions as to Trust Estate................................................24
   SECTION 3.7          Performance of Obligations; Servicing of Receivables.......................24
   SECTION 3.8          Negative Covenants.........................................................25
   SECTION 3.9          Annual Statement as to Compliance..........................................26
   SECTION 3.10          Issuer May Consolidate, Etc. Only on Certain Terms........................27
   SECTION 3.11          Successor or Transferee...................................................29
   SECTION 3.12          No Other Business.........................................................29
   SECTION 3.13          No Borrowing..............................................................29
   SECTION 3.14          Servicer's Obligations....................................................30
   SECTION 3.15          Guarantees, Loans, Advances and Other Liabilities.........................30
   SECTION 3.16          Capital Expenditures......................................................30
   SECTION 3.17          Compliance with Laws......................................................30
   SECTION 3.18          Restricted Payments.......................................................30
   SECTION 3.19          Notice of Events of Default...............................................30
   SECTION 3.20          Further Instruments and Acts..............................................31
   SECTION 3.21          Amendments of Sale and Servicing Agreement and Trust Agreement............31
   SECTION 3.22          Income Tax Characterization...............................................31
   SECTION 3.23          Separate Existence of the Issuer..........................................31
   SECTION 3.24          Representations and Warranties of the Issuer..............................31

                                                -i-

ARTICLE IV - Satisfaction and Discharge............................................................33
   SECTION 4.1          Satisfaction and Discharge of Indenture....................................33
   SECTION 4.2          Application of Trust Money.................................................34
   SECTION 4.3          Repayment of Moneys Held by Note Paying Agent..............................34

ARTICLE V - Remedies...............................................................................34
   SECTION 5.1          Events of Default..........................................................34
   SECTION 5.2          Rights Upon Event of Default...............................................35
   SECTION 5.3          Collection of Indebtedness and Suits for Enforcement by Trustee............37
   SECTION 5.4          Remedies...................................................................39
   SECTION 5.5          Optional Preservation of the Receivables...................................40
   SECTION 5.6          Priorities.................................................................40
   SECTION 5.7          Limitation of Suits........................................................42
   SECTION 5.8          Unconditional Rights of Noteholders To Receive Principal and Interest......42
   SECTION 5.9          Restoration of Rights and Remedies.........................................43
   SECTION 5.10          Rights and Remedies Cumulative............................................43
   SECTION 5.11          Delay or Omission Not a Waiver............................................43
   SECTION 5.12          Control by Noteholders....................................................43
   SECTION 5.13          Waiver of Past Defaults...................................................44
   SECTION 5.14          Undertaking for Costs.....................................................44
   SECTION 5.15          Waiver of Stay or Extension Laws..........................................44
   SECTION 5.16          Subrogation...............................................................45
   SECTION 5.17          Preference Claims; Direction of Proceedings...............................45

ARTICLE VI - The Trustee...........................................................................46
   SECTION 6.1          Duties of Trustee..........................................................46
   SECTION 6.2          Rights of Trustee..........................................................47
   SECTION 6.3          Individual Rights of Trustee...............................................49
   SECTION 6.4          Trustee's Disclaimer.......................................................49
   SECTION 6.5          Notice of Defaults.........................................................49
   SECTION 6.6          Reports by Trustee to Holders..............................................49
   SECTION 6.7          Compensation and Indemnity.................................................49
   SECTION 6.8          Replacement of Trustee.....................................................50
   SECTION 6.9          Successor Trustee by Merger................................................51
   SECTION 6.10          Appointment of Co-Trustee or Separate Trustee.............................51
   SECTION 6.11          Eligibility: Disqualification.............................................53
   SECTION 6.12          Reserved..................................................................53
   SECTION 6.13          Appointment and Powers....................................................53
   SECTION 6.14          Performance of Duties.....................................................53
   SECTION 6.15          Limitation on Liability...................................................54
   SECTION 6.16          Reserved..................................................................54
   SECTION 6.17          Successor Trustee.........................................................54
   SECTION 6.18          Reserved..................................................................55
   SECTION 6.19          Representations and Warranties of the Trustee.............................55
   SECTION 6.20          Waiver of Setoffs.........................................................56
   SECTION 6.21          Control by the Controlling Party..........................................56

                                                -ii-

ARTICLE VII - Noteholders' Lists and Reports.......................................................56
   SECTION 7.1          Issuer To Furnish To Trustee Names and Addresses of Noteholders............56
   SECTION 7.2          Preservation of Information; Communications to Noteholders.................57

ARTICLE VIII - Collection of Money and Releases of Trust Estate....................................57
   SECTION 8.1          Collection of Money........................................................57
   SECTION 8.2          Release of Trust Estate....................................................57
   SECTION 8.3          Opinion of Counsel.........................................................58

ARTICLE IX - Supplemental Indentures...............................................................58
   SECTION 9.1          Supplemental Indentures Without Consent of Noteholders.....................58
   SECTION 9.2          Supplemental Indentures with Consent of Noteholders........................59
   SECTION 9.3          Execution of Supplemental Indentures.......................................61
   SECTION 9.4          Effect of Supplemental Indenture...........................................61
   SECTION 9.5          Reserved...................................................................61
   SECTION 9.6          Reference in Notes to Supplemental Indentures..............................61

ARTICLE X - Redemption of Notes....................................................................62
   SECTION 10.1          Redemption................................................................62
   SECTION 10.2          Form of Redemption Notice.................................................62
   SECTION 10.3          Notes Payable on Redemption Date..........................................63

ARTICLE XI - Miscellaneous.........................................................................63
   SECTION 11.1          Compliance Certificates and Opinions, etc.................................63
   SECTION 11.2          Form of Documents Delivered to Trustee....................................65
   SECTION 11.3          Acts of Noteholders.......................................................66
   SECTION 11.4          Notices, etc., to Trustee, Issuer and Rating Agencies.....................66
   SECTION 11.5          Notices to Noteholders; Waiver............................................68
   SECTION 11.6          Alternate Payment and Notice Provisions...................................68
   SECTION 11.7          Reserved..................................................................68
   SECTION 11.8          Effect of Headings and Table of Contents..................................69
   SECTION 11.9          Successors and Assigns....................................................69
   SECTION 11.10          Severability.............................................................69
   SECTION 11.11          Benefits of Indenture....................................................69
   SECTION 11.12          Legal Holidays...........................................................69
   SECTION 11.13          Governing Law............................................................69
   SECTION 11.14          Counterparts.............................................................69
   SECTION 11.15          Recording of Indenture...................................................70
   SECTION 11.16          Trust Obligation.........................................................70
   SECTION 11.17          No Petition..............................................................70
   SECTION 11.18          Inspection...............................................................70
   SECTION 11.19          Action Upon Direction of Noteholders.....................................71

         INDENTURE dated as of March 1, 2007, between CPS AUTO RECEIVABLES TRUST 2007-A, a Delaware statutory trust (the "Issuer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 5.33202% Asset-Backed Notes (the "Class A-1 Notes"), Class A-2 5.27% Asset-Backed Notes (the "Class A-2 Notes"), Class A-3 5.04% Asset-Backed Notes (the "Class A-3 Notes") and Class A-4 5.05% Asset-Backed Notes (the "Class A-4 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"):

         As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders.

         MBIA Insurance Corporation (the "Note Insurer") has issued and delivered a note guaranty insurance policy, dated the Closing Date (with endorsements, the "Note Policy"), pursuant to which the Note Insurer guarantees Insured Payments, as defined in the Note Policy.

         As an inducement to the Note Insurer to issue and deliver the Note Policy, the Issuer and the Note Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of March 28, 2007 (as amended from time to time, in accordance with the terms thereof, the "Insurance Agreement") among the Note Insurer, the Issuer, Consumer Portfolio Services, Inc. and CPS Receivables Three Corp. (the "Seller")

         As an additional inducement to the Note Insurer to issue the Note Policy, and as security for the performance by the Issuer of the Issuer Secured Obligations (as defined below) and as security for the performance by the Issuer of its obligations to the Residual Certificateholders under the Sale and Servicing Agreement, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Issuer Secured Parties and Residual Certificateholders (as defined below), as their respective interests may appear.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Trustee at the Closing Date, for the benefit of the Issuer Secured Parties and the Residual Certificateholders, all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following:

                  (i) the Initial Receivables listed in Schedule A to the Sale and Servicing Agreement and all monies received thereunder (other than the Additional Servicing Compensation) after the Initial Cutoff Date and all Net Liquidation Proceeds and Recoveries received with respect to such Initial Receivables after the Initial Cutoff Date;

                  (ii) the Subsequent Receivables listed in Schedule A to the related Subsequent Transfer Agreement and all monies received thereunder (other than the Additional Servicing Compensation) after the related Subsequent Cutoff Date and all Net Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables after the related Subsequent Cutoff Date;

                  (iii) the security interests in the Financed Vehicles granted by the related Obligors pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles, including the certificates of title or, with respect to such Financed Vehicles in the Non-Certificated Title States, all other evidence of ownership with respect to such Financed Vehicles issued by the applicable Department of Motor Vehicles or similar authority;

                  (iv) any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

                  (v) all proceeds from recourse against Dealers with respect to the Receivables;

                  (vi) all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreements, including a direct right to cause CPS to purchase Receivables from the Issuer and to indemnify the Issuer pursuant to the Purchase Agreements under the circumstances specified therein;

                  (vii) the Issuer's rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement and each Subsequent Transfer Agreement (including all rights of the Seller under the Purchase Agreements);

                  (viii) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (ix) the Receivable File related to each Receivable;

                  (x) all amounts and property from time to time held in or credited to the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Note Distribution Account and the Lockbox Account;

                  (xi) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of CPS, the Seller or the Issuer pursuant to a liquidation of such Receivable; and

                  (xii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause the "Collateral").

         In addition, the Issuer shall cause the Note Policy to be issued for the benefit of the Noteholders.

         The foregoing Grant is made in trust to the Trustee, for the benefit of the Issuer Secured Parties and the Residual Certificateholders, as their interests may appear, to secure the payment of the Issuer Secured Obligations and, the performance by the Issuer of its obligations to the Residual Certificateholders under the Sale and Servicing Agreement and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

         SECTION 1.1 DEFINITIONS. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture and the definitions of such terms are equally applicable to both the singular and plural forms of such terms and to each gender.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Trust Agreement.

         "Act" has the meaning specified in Section 11.3(a).

         "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Amount Financed" with respect to a Receivable shall have the meaning specified in the Sale and Servicing Agreement.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the Receivable.

         "Authorized Officer" means, with respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Basic Documents" means this Indenture, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, each Subsequent Transfer Agreement, the Insurance Agreement, the Indemnification Agreement, the Lockbox Agreement, the Servicing Assumption Agreement, the Purchase Agreements, the Placement Agency Agreement, the Notes, the Residual Pass-through Certificates, any trust agreement, indenture or other agreement to which the Seller, CPS or the Trust or any of their respective Affiliates is a party entered into in connection with a transfer of any interest in the Residual Pass-through Certificates, any securities representing direct or indirect interests in the Residual Pass-through Certificates and other documents and certificates delivered in connection with the foregoing.

         "Book Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delaware, New York, New York, Minneapolis, Minnesota, the State in which the executive offices of the Servicer are located or the State in which the principal place of business of the Note Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

         "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

         "Class A-1 Interest Rate" means 5.33202% per annum.

         "Class A-1 Notes" means the Class A-1 5.33202% Asset-Backed Notes, substantially in the form of Exhibit A-1.

         "Class A-2 Interest Rate" means 5.27% per annum.

         "Class A-2 Notes" means the Class A-2 5.27% Asset-Backed Notes, substantially in the form of Exhibit A-2.

         "Class A-3 Interest Rate" means 5.04% per annum.

         "Class A-3 Notes" means the Class A-3 5.04% Asset-Backed Notes, substantially in the form of Exhibit A-3.

         "Class A-4 Interest Rate" means 5.05% per annum.

         "Class A-4 Notes" means the Class A-4 5.05% Asset-Backed Notes, substantially in the form of Exhibit A-4.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means March 28, 2007.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collateral" has the meaning specified in the Granting Clause of this Indenture.

         "Commission" means the United States Securities and Exchange
Commission.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services/Asset Backed Administration - CPS 2007-A, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Note Insurer, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.
          "Definitive Notes" has the meaning specified in Section 2.10.

         "Depositor" means the Seller, in its capacity as such under the Trust Agreement.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Investment Officer, Chief Financial Officer, President, Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any limited liability company, the manager; and with respect to any partnership, any general partner thereof.

         "Grant" means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

         "Indenture" means this Indenture as amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Insolvency Event" means, with respect to a specified Person, (a) the institution of a proceeding or the filing of a petition against such Person seeking the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Agreement Event of Default" means an "Event of Default" under (and as defined in) the Insurance Agreement.

         "Insured Payments" has the meaning specified in the Note Policy.

         "Insurer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Note Insurer under this Indenture, the Insurance Agreement or any other Basic Document.

         "Interest Rate" means, with respect to (i) the Class A-1 Notes, the Class A-1 Interest Rate, (ii) the Class A-2 Notes, the Class A-2 Interest Rate,
(iii) the Class A-3 Notes, the Class A-3 Interest Rate and (iv) the Class A-4 Notes, the Class A-4 Interest Rate.

         "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

         "Issuer Secured Obligations" means the Insurer Secured Obligations and the Trustee Secured Obligations.

         "Issuer Secured Parties" means each of the Trustee, in respect of the Trustee Secured Obligations, and the Note Insurer, in respect of the Insurer Secured Obligations.

         "Mandatory Redemption Date" means the first Payment Date occurring on or after the last day of the Funding Period.

         "Note" means a Class A-1 Note, a Class A-2 Note, a Class A-3 Note or a Class A-4 Note.

         "Note Insurer" has the meaning specified in the Preamble.

         "Note Majority" means Holders of Notes collectively evidencing more than 50% of the aggregate outstanding Note Balance of each Class of Notes.

         "Note Owner" means, with respect to a Book Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Note Policy" means the note guaranty insurance policy (No. 493790) issued by the Note Insurer with respect to the Notes.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Owner Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Trustee and, if addressed to the Note Insurer, satisfactory to the Note Insurer, and which shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Trustee, and if addressed to the Note Insurer, satisfactory to the Note Insurer.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                           (i) Notes theretofore canceled by the Note Registrar
                  or delivered to the Note Registrar for cancellation;

                           (ii) Notes or portions thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, satisfactory to the Trustee); and

                           (iii) Notes in exchange for or in lieu of other Notes
                  which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser; provided, however, that Notes which have been paid with proceeds of the Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Note Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Note Insurer delivered to the Trustee, and the
                  Note Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Note Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means, with respect to any date of determination, the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at such date of determination.

         "Ownership Interest" means, as to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         "Owner Trustee" means Wilmington Trust Company, and its successors.

         "Payment Date" has the meaning specified in the Notes.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Agreements" means the Receivables Purchase Agreement and each Subsequent Receivables Purchase Agreement, collectively.

         "Rating Agency" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Notes; and if either Moody's or Standard & Poor's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Seller and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Note Insurer.

         "Record Date" means, with respect to the first Payment Date, the Closing Date, and with respect to any subsequent Payment Date or Redemption Date, the last calendar day of the month preceding the month in which such Payment Date or Redemption Date occurs.

         "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.1(a), the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.1(a).

         "Redemption Price" means, in the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the unpaid principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

         "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of March 1, 2007, among the Issuer, the Seller, the Servicer, and the Trustee, as Backup Servicer, Collateral Agent and Trustee, as the same may be amended or supplemented from time to time.

         "Seller" means CPS Receivables Three Corp., a Delaware corporation, and its successors.

         "State" means any one of the 50 states of the United States of America or the District of Columbia.

         "Termination Date" means the latest of (i) the expiration of the Note Policy and the return of the Note Policy to the Note Insurer for cancellation,
(ii) the date on which the Note Insurer shall have received payment and performance of all Insurer Secured Obligations and (iii) the date on which the Trustee shall have received payment and performance of all Trustee Secured Obligations and disbursed such payments in accordance with the Basic Documents.

         "Trust Agreement" means the Trust Agreement dated as of February 22, 2007, between the Seller, as depositor, and the Owner Trustee, as amended and restated by the Amended and Restated Trust Agreement dated as of March 28, 2007, by and between the Seller, as depositor, and the Owner Trustee, as the same may be further amended or supplemented from time to time in accordance with the terms thereof.

         "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Issuer Secured Parties and the Residual Certificateholders (including the Collateral Granted to the Trustee hereunder), including all proceeds thereof.

         "Trustee" means Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

         "Trustee Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to the Trustee for the benefit of the Noteholders under this Indenture or the Notes or any other Basic Document.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         SECTION 1.2 RESERVED.

         SECTION 1.3 OTHER DEFINITIONAL PROVISIONS. Unless the context otherwise requires:

                  (a) All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed.

                  (b) The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                  (c) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (d) "or" is not exclusive; and

                  (e) "including" means including without limitation.

                                   ARTICLE II
                                    THE NOTES
                                    ---------

         SECTION 2.1 FORM.

                  (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, in each case together with the Trustee's certificate of authentication, shall be in substantially the form set forth in EXHIBITS A-1, A-2, A-3 AND A-4, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in EXHIBITS A-1, A-2, A-3 AND A-4 are part of the terms of this Indenture.

         SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY.

                  (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c) The Trustee shall upon receipt of the Note Policy and Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $40,000,000, Class A-2 Notes for original issue in an aggregate principal amount of $92,600,000, Class A-3 Notes for original issue in an aggregate principal amount of $48,900,000 and Class A-4 Notes for original issue in an aggregate principal amount of $76,600,000. Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes outstanding at any time may not exceed such amounts except as provided in Section 2.4.

                  (d) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $25,000 and in integral multiples of $1,000 in excess thereof (except for one Note of each class which may be issued in a lesser denomination and other than an integral multiple of $1,000).

                  (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3 TEMPORARY NOTES.

                  (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  (b) If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable without charge to the Holder for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor or, in the absence of such an appointment, assume the duties of Note Registrar.

                  (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  (c) Subject to Sections 2.10 and 2.12 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of the same class and a like aggregate principal amount.

                  (d) At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections 2.10 and 2.12 hereof, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

                  (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to EXHIBITS A-1, A-2, A-3 AND A-4 and duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Trustee may require.

                  (g) Each Noteholder by its acquisition of any Notes (or a beneficial interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Owner Trustee, the Trustee and the Noteholders, that either (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in
         Section 4975 of the Internal Revenue Code or (ii) the acquisition and holding of the Notes will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23
         or a similar U.S. Department of Labor class exemption or other similar exemption.

                  (h) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

                  (i) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Notes.

                  (j) Notwithstanding anything to the contrary in this Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

         SECTION 2.5 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

                  (a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee and the Note Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by each of the Issuer, the Trustee and the Note Insurer to hold it harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer, the Trustee and the Note Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

                  (b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                  (c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee, the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer may treat the Person in whose name any Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Note Insurer, the Trustee nor any agent of the Issuer, the Note Insurer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.7 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

                  (a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note, the Class A-4 Note set forth in EXHIBITS A-1, A-2, A-3 and A-4, respectively, and such interest shall be payable on each Payment Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, or by wire transfer in immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that, unless Definitive Notes have been issued pursuant to
         Section 2.12, with respect to Notes registered on the related Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

                  (b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Class A-1 Note, the Class A-2 Note, the Class A-3 Note, the Class A-4 Note set forth in EXHIBITS A-1, A-2, A-3 and A-4, respectively. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing in the manner and under the circumstances provided in Section 5.2. All principal payments on each class of Notes shall be made pro rata to the Noteholders of such class entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                  (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such amounts to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the Payment Date. The Issuer shall fix or cause to be fixed any such special record date and Payment Date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the special record date, the Payment Date and the amount of defaulted interest to be paid.

                  (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee shall, if the Note Insurer has paid any amount in respect of the Notes under the Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the Note Insurer.

         SECTION 2.8 CANCELLATION. Subject to Section 2.7(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. Subject to Section 2.7(d), the Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.7(d), all canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

         SECTION 2.9 RELEASE OF COLLATERAL. The Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

         SECTION 2.10 BOOK-ENTRY NOTES. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to DTC or to the Trustee as custodian for the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

                           (i) the provisions of this Section shall be in full
                  force and effect;

                           (ii) the Note Registrar and the Trustee shall be
                  entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                           (iii) to the extent that the provisions of this
                  Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                           (iv) the rights of Note Owners shall be exercised
                  only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to
                  Section 2.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

                           (v) whenever this Indenture requires or permits
                  actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee;

                           (vi) Note Owners may receive copies of any reports
                  sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office; and

                           (vii) Note Owners may only hold positions in the
                  Book-Entry Notes in minimum denominations of $25,000.

         SECTION 2.11 NOTICES TO CLEARING AGENCY. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency and shall have no obligation to deliver such notices or communications to the Note Owners.

         SECTION 2.12 DEFINITIVE NOTES. If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.13 RESTRICTIONS ON TRANSFER OF NOTES

                  (a) The Notes have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any State securities laws or "Blue Sky" laws, and the Notes are being offered and sold in reliance upon exemptions from the registration requirements of the 1933 Act and such Blue Sky or State securities laws. No transfer, sale, pledge or other disposition of any Note shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable State securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of an Ownership Interest in a Book-Entry
         Note is to be made in reliance upon an exemption from the 1933 Act, the transferee will be deemed to have made the same representations and warranties as required of an initial purchaser of such Ownership Interest, as set forth in Section 2.13(b) below. In the event that a transfer of an Ownership Interest in a Note which is not a Book-Entry
         Note is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Note Registrar shall require, in order to assure compliance with the 1933 Act, that the Noteholder desiring to effect such disposition and such Noteholder's prospective transferee each (A) certify to the Trustee or the Note Registrar in writing the facts surrounding such disposition pursuant to a letter, substantially in the form of EXHIBIT B hereto, or (B) provide to the Trustee or the Note Registrar such other evidence satisfactory to the Transferor, the Trustee and the Note Registrar that the transfer is in compliance with the 1933 Act. The Trustee may also, unless such transfer occurs more than three years after the Closing Date or is made pursuant to Rule 144A promulgated under the 1933 Act, require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which opinion of counsel shall not be an expense of the Trustee. None of the Seller, the Servicer, the Issuer, the Owner Trustee or the Trustee is obligated under this Indenture to register the Notes under the 1933 Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without such registration or qualification.

                  Notwithstanding the foregoing, any transfer of a Note from a Noteholder to the Seller or an Affiliate of the Seller shall be deemed to have been made pursuant to an exemption from the registration requirements of the 1933 Act, applicable State securities laws and "Blue Sky" laws, and none of the conditions precedent set forth in this
         Section 2.13(a) to the transfer of the Notes shall be applicable to such transfer and such transferee shall not be deemed to have made the representations and warranties in Section 2.13(b).

                  (b) Each Person (other than the Seller or an Affiliate of the Seller) who has or who acquires an Ownership Interest in a Book-Entry
         Note in reliance upon an exemption from the 1933 Act shall be deemed by the acceptance or acquisition of such Ownership Interest to have represented and agreed, as follows:

                           (i) Such Person is a qualified institutional buyer as
                  defined in Rule 144A under the 1933 Act, is aware that the seller of the Note may be relying on the exemption from the registration requirements of the 1933 Act provided by Rule 144A and is acquiring such Note for its own account, for the account of one or more qualified institutional buyers for whom it is authorized to act.

                           (ii) Such Person understands that the Notes have not
                  been and will not be registered under the 1933 Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A under the 1933 Act and in accordance with any applicable securities laws of any State.

                           (iii) Such Person understands that a single
                  certificate in respect of each Class of Notes has been registered in the name of the nominee of DTC, or in the case of Definitive Notes, such Definitive Notes have been registered in the name of such Person or its nominee, and bears a legend to the following effect:

                             "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
                           UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE), OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE."

                                   ARTICLE III
                                    COVENANTS
                                    ---------

         SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Payment Date all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing Agreement
(i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders and (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST.

                  (a) On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

                  (b) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee and the Note Insurer an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                           (i) hold all sums held by it for the payment of
                  amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Trustee notice of any default by the
                  Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the continuance of any such
                  default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                           (iv) immediately resign as a Note Paying Agent and
                  forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                           (v) comply with all requirements of the Code with
                  respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  (d) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request with the consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) and shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Note Insurer with the Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Note Insurer, such amounts shall be paid promptly to the Note Insurer upon receipt of a written request by the
         Note Insurer to such effect, and provided, further, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4 EXISTENCE. Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Issuer Secured Parties and the Residual Certificateholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Issuer Secured Parties and the Residual Certificateholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i) Grant more effectively all or any portion of the
                  Trust Estate;

                           (ii) maintain or preserve the lien and security
                  interest (and the priority thereof) in favor of the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders created by this Indenture or carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of or protect the
                  validity of any Grant made or to be made by this Indenture;

                           (iv) enforce any of the Collateral;

                           (v) preserve and defend title to the Trust Estate and
                  the rights of the Trustee in such Trust Estate against the claims of all persons and parties; and

                           (vi) pay all taxes or assessments levied or assessed
                  upon the Trust Estate when due.

         The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         SECTION 3.6 OPINIONS AS TO TRUST ESTATE.

                  (a) On the Closing Date, and on the date of execution of each indenture supplemental hereto, the Issuer shall furnish to the Trustee and the Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee in the Receivables, for the benefit of the Issuer Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 90 days after the beginning of each calendar year, commencing in 2008, the Issuer shall furnish to the Trustee and the
         Note Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as are necessary to maintain the first priority lien and security interest created by this Indenture in the Receivables and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture.

         SECTION 3.7 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

                  (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust

         Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons acceptable to the Note Insurer (so long as no Insurer Default shall have occurred and be continuing) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee and the Note Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee, the Note Insurer or, if an Insurer Default has occurred and is continuing, a Note Majority.

                  (d) If a responsible officer of the Owner Trustee shall have written notice or actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Note Insurer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

                  (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents (x) without the prior consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) or (y) if the effect thereof would adversely affect the Holders of the Notes.

         SECTION 3.8 NEGATIVE COVENANTS. So long as any Notes are Outstanding, the Issuer shall not:

                           (i) except as expressly permitted by this Indenture
                  or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, without the satisfaction of the Rating Agency Condition and unless directed to do so by the Controlling Party or unless the Controlling Party has approved such disposition;

                           (ii) claim any credit on, or make any deduction from
                  the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                           (iii) (A) permit the validity or effectiveness of
                  this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate, any Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Trust Estate or any Collateral; or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party; and if such amendments or modifications would adversely affect the interests of any Noteholder in any material respect, the consent of such Noteholder or the satisfaction of the Rating Agency Condition; or

                           (iv) engage in any business or activity other than as
                  permitted by the Trust Agreement; or

                           (v) incur or assume any indebtedness or guarantee any
                  indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.15; or

                           (vi) dissolve or liquidate in whole or in part or
                  merge or consolidate with any other Person, other than in compliance with Section 3.10; or

                           (vii) take any action that would result in the Issuer
                  becoming taxable as a corporation for federal income tax purposes or for the purposes of any applicable State tax.

         SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee and the Note Insurer, on or before March 31 of each year, beginning March 31, 2008, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating, as to the Authorized Officer signing such Officer's Certificate, that

                           (i) a review of the activities of the Issuer during
                  such preceding year (or, in the case of the first such Officer's Certificate, since the Closing Date) and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                           (ii) to the best of such Authorized Officer's
                  knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year (or, in the case of the first such Officer's Certificate, since the Closing Date), or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i) the Person (if other than the Issuer) formed by
                  or surviving such consolidation or merger shall be a Delaware Statutory Trust or a similar trust organized and existing under the laws of any other State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and the Note Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii) immediately after giving effect to such
                  transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been
                  satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of
                  Counsel (and shall have delivered copies thereof to the Trustee and the Note Insurer (so long as no Insurer Default shall have occurred and be continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Note Insurer, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken;

                           (vi) the Issuer shall have delivered to the Trustee
                  and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                           (vii) so long as no Insurer Default shall have
                  occurred and be continuing, the Issuer shall have given the
                  Note Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

                  (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person, unless

                           (i) the Person that acquires by conveyance or
                  transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a Delaware Statutory Trust or a similar trust organized and existing under the laws of any other State, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, and the Note Insurer (so long as no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Basic Documents on the part of the Issuer to be performed or observed, all as provided herein,
                  (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such
                  transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been
                  satisfied with respect to such transaction;

                           (iv) the Issuer shall have received an Opinion of
                  Counsel (and shall have delivered copies thereof to the Trustee and the Note Insurer (so long as no Insurer Default shall have occurred and be continuing)) to the effect that such transaction will not have any material adverse tax consequence to the Trust, the Note Insurer, any Noteholder or any Certificateholder;

                           (v) any action as is necessary to maintain the lien
                  and security interest created by this Indenture shall have been taken;

                           (vi) the Issuer shall have delivered to the Trustee
                  and the Note Insurer an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                           (vii) so long as no Insurer Default shall have
                  occurred and be continuing, the Issuer shall have given the
                  Note Insurer written notice of such conveyance or transfer at least 20 Business Days prior to the consummation of such action and shall have received the prior written approval of the Note Insurer of such conveyance or transfer and the Issuer or the Person (if other than the Issuer) formed by or surviving such conveyance or transfer has a net worth, immediately after such conveyance or transfer, that is (a) greater than zero and (b) not less than the net worth of the Issuer immediately prior to giving effect to such conveyance or transfer.

         SECTION 3.11 SUCCESSOR OR TRANSFEREE.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), CPS Auto Receivables Trust 2007-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that CPS Auto Receivables Trust 2007-A is to be so released.

         SECTION 3.12 NO OTHER BUSINESS. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto. After the end of the Funding Period, the Issuer will not purchase any additional Receivables.

         SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes (ii) obligations owing from time to time to the Note Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the

Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Pre-Funding Account, the Capitalized Interest Account and (on behalf of the Seller) the Spread Account and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.14 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.11 of the Sale and Servicing Agreement.

         SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Basic Document.

         SECTION 3.18 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee, the Collateral Agent, the Backup Servicer, the Note Insurer, the Noteholders and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, the Trust Agreement or any other Basic Document. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         SECTION 3.19 NOTICE OF EVENTS OF DEFAULT. Upon a responsible officer of the Owner Trustee having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of its obligations under any of the Basic Documents.

         SECTION 3.20 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.21 AMENDMENTS OF SALE AND SERVICING AGREEMENT AND TRUST AGREEMENT. The Issuer shall not agree to any amendment to Section 13.1 of the Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee, the Note Insurer or the Holders of the Notes consent to amendments thereto as provided therein.

         SECTION 3.22 INCOME TAX CHARACTERIZATION. For purposes of federal income tax, State and local income tax, franchise tax and any other income taxes, the Issuer and each Noteholder, by its acceptance of its Note or in the case of a Note Owner, by its acceptance of a beneficial interest in a Note, will treat the Notes as indebtedness of the Issuer and hereby instructs the Trustee to treat the Notes as indebtedness of the Issuer for federal and State tax reporting purposes.

         SECTION 3.23 SEPARATE EXISTENCE OF THE ISSUER. During the term of this Indenture, the Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including as follows:

                  (a) The Issuer shall maintain business records and books of account separate from those of its Affiliates;

                  (b) Except as otherwise provided in the Basic Documents, the Issuer shall not commingle its assets and funds with those of its Affiliates;

                  (c) The Issuer shall at all times hold itself out to the public under the Issuer's own name as a legal entity separate and distinct from its Affiliates; and

                  (d) All transactions and dealings between the Issuer and its Affiliates will be conducted on an arm's-length basis.


         SECTION 3.24 REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

                  The Issuer hereby makes the following representations and warranties as to the Trust Estate to the Note Insurer and the Trustee for the benefit of the Noteholders:

                           (i) CREATION OF SECURITY INTEREST. This Indenture
                  creates a valid and continuing security interest (as defined in the UCC) in the Trust Estate in favor of the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholder, which security interest is prior to all other Liens (except, as to priority, for any tax liens or mechanics' lien which may arise after the Closing Date or as a result of an Obligor's failure to pay its obligations, as applicable) and is enforceable as such as against creditors of and purchasers from the Issuer.

                           (ii) PERFECTION OF SECURITY INTEREST IN TRUST
                  PROPERTY. The Issuer has caused, on or prior to the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate Granted to the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders hereunder.

                           (iii) NO OTHER SECURITY INTERESTS. Other than the
                  security interest Granted to the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders hereunder, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements filed against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest Granted to the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                           (iv) NOTATIONS ON CONTRACTS; FINANCING STATEMENT
                  DISCLOSURE. The Servicer has in its possession copies of all the original Contracts that constitute or evidence the Initial Receivables and, from and after each Subsequent Transfer Date, will have in its possession copies of all the original Contracts that constitute or evidence the related Subsequent Receivables. The Contracts that constitute or evidence the Receivables do not and will not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer and/or the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders. All financing statements filed or to be filed against the Issuer in favor of the Trustee in connection herewith describing the Trust Estate contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of Wells Fargo Bank, National Association, as Trustee and secured party."

                           (v) TITLE. Immediately prior to the Grant herein
                  contemplated, the Issuer had good and marketable title to each Receivable and the other property Granted hereunder and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders shall have good and marketable title to each such Receivable and other property and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

         The representations and warranties of the Issuer in this Section 3.24 may not be waived, modified or amended in any material respect without the prior written consent of the Trustee, the Note Insurer and the Rating Agencies, and shall survive the satisfaction and discharge of this Indenture.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE
                           --------------------------

         SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21, 3.22 and 11.17, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                  (a) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation and the Note Policy has expired and been returned to the Note Insurer for cancellation;

                  (b) the Issuer has paid or caused to be paid all Insurer Secured Obligations and all Trustee Secured Obligations; and

                  (c) the Issuer has delivered to the Trustee and the Note Insurer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

         SECTION 4.3 REPAYMENT OF MONEYS HELD BY NOTE PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to
Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V
                                    REMEDIES
                                    --------

         SECTION 5.1 EVENTS OF DEFAULT.

                  (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) so long as an Insurer Default shall have occurred
                  and be continuing, default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Notes funded by the
                  Note Insurer or the Collateral Agent from the Spread Account shall be deemed to be a payment made by the Issuer); or

                           (ii) so long as an Insurer Default shall have
                  occurred and be continuing, default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable and such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Notes funded by the Note Insurer or the Collateral Agent from the Spread Account shall be deemed to be a payment made by the Issuer); or

                           (iii) so long as no Insurer Default shall have
                  occurred and be continuing, an Insurance Agreement Event of Default shall have occurred; provided, however, that the occurrence of an Insurance Agreement Event of Default may not form the basis of an Event of Default unless the Note Insurer shall, upon prior written notice to the Rating Agencies, have delivered to the Issuer and the Trustee and not rescinded a written notice specifying that such Insurance Agreement Event of Default constitutes an Event of Default under this Indenture; or

                           (iv) so long as an Insurer Default shall have
                  occurred and be continuing, a default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or for such longer period, not in excess of 90 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the Owner Trustee delivers an Officer's Certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of each class of Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (v) so long as an Insurer Default shall have occurred
                  and be continuing, the occurrence of an Insolvency Event with respect to the Issuer, the Servicer or the Seller.

                  (b) The Issuer shall deliver to the Trustee and the Note Insurer, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2 RIGHTS UPON EVENT OF DEFAULT.

                  (a) So long as no Insurer Default has occurred and is continuing, if an Event of Default shall have occurred and be continuing, then the Controlling Party shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare by written notice to the Issuer and the Trustee that the Notes become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable. The Trustee will have no discretion with respect to the acceleration of the Notes under the foregoing circumstances. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.4. In the event of any acceleration of the Notes, the Trustee shall continue to make claims under the Note Policy pursuant to the Sale and Servicing Agreement for Insured Payments on the Notes. Subject to the terms of the Note Policy, payments under the Note Policy following acceleration of any Notes shall be applied by the Trustee:

                                             FIRST: to Noteholders for amounts
                                    due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                                             SECOND: to the Noteholders for
                                    amounts due and unpaid on the Notes for
                                    principal, ratably and without preference or priority of any kind, according to the amounts then due and payable on the Notes for principal.

                  (b) In the event any Notes are accelerated due to an Event of Default, the Note Insurer shall have the right (in addition to its obligation to pay Insured Payments on the Notes in accordance with the Note Policy), but not the obligation, to make payments under the Note Policy or otherwise of interest and principal due on such Notes, in whole or in part, on any date or dates following such acceleration as the Note Insurer, in its sole discretion, shall elect.

                  (c) If an Insurer Default shall have occurred and be continuing and an Event of Default shall have occurred and be continuing, the Trustee in its discretion may, or if so requested in writing by a Note Majority, shall declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at par, together with accrued interest thereon.

                  (d) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article V, the Note Insurer in its sole discretion, or if an Insurer Default has occurred and is continuing, a Note Majority, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the Trustee
                  a sum sufficient to pay

                                    (A) all payments of principal of and
                           interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                                    (B) all sums paid or advanced by the Trustee
                           hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment
                  of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in
                  Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable and such default continues for a period of five days, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

                  (b) Each Issuer Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Issuer Secured Party for so long as such Issuer Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Issuer Secured Party such acts, things and deeds for or on behalf of and in the name of such Issuer Secured Party under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Issuer Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

                  (c) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the consent of the Controlling Party and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee or the Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, subject to the direction of the Controlling Party, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole
                  amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                           (ii) unless prohibited by applicable law and
                  regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                           (iii) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                           (iv) to file such proofs of claim and other papers or
                  documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

                  and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (f) All rights of action and of asserting claims under this Indenture, the Sale and Servicing Agreement, any other Basic Document or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

                  (g) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture, the Sale and Servicing Agreement or any other Basic Document), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

         SECTION 5.4 REMEDIES. If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to Section 5.5):

                           (i) institute or direct the Trustee to institute
                  Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                           (ii) institute or direct the Trustee to institute
                  Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                           (iii) exercise or direct the Trustee to exercise any
                  remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Issuer Secured Parties and the Residual Certificateholders; and

                           (iv) sell or direct the Trustee to sell the Trust
                  Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that if the Trustee is the Controlling Party, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless (A) such Event of Default is of the type described in Section 5.1(i) or (ii) or (B) either (x) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, or (y) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest.

         In determining such sufficiency or insufficiency with respect to clause
(y), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.5 OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Trustee is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and amounts due to the
Note Insurer, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6 PRIORITIES.

                  (a) Following (1) the acceleration of the Notes pursuant to
         Section 5.2 or (2) if an Insurer Default shall have occurred and be continuing, the occurrence of an Event of Default pursuant to Section 5.1(a)(i), 5.1(a)(ii) or 5.1(a)(v) of this Indenture, the Total Distribution Amount, including any money or property collected pursuant to Section 5.4 of this Indenture shall be applied by the Trustee on the related Payment Date in the following order of priority:

                                            FIRST: amounts due and owing and
                                    required to be distributed pursuant to
                                    priorities (i) through (iv) of Section
                                    5.7(a) of the Sale and Servicing Agreement and not previously distributed to the Persons set forth therein, in the order of such priorities and without preference or priority of any kind within such priorities, and, if applicable, subject to the monetary limitations set forth therein;

                                             SECOND: to the Noteholders for
                                    amounts due and unpaid on the Notes for
                                    interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                                             THIRD: to the Noteholders for
                                    amounts due and unpaid on the Notes for
                                    principal, ratably and without preference of priority of any kind, to the Noteholders of each Class of Notes, according to the amounts due and payable on the Notes, until the outstanding principal amount of the Notes has been reduced to zero;

                                             FOURTH: amounts due and owing and
                                    required to be distributed to the Note
                                    Insurer pursuant to priorities (viii) and
                                    (xii) of Section 5.7(a) of the Sale and
                                    Servicing Agreement and not previously
                                    distributed;

                                             FIFTH: amounts due and owing and
                                    required to be distributed to the Residual
                                    Certificateholders, pro rata, pursuant to priorities (vi) and (xiv) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed;

                                            SIXTH: in the event any Person other
                                    than the Backup Servicer becomes the
                                    successor Servicer, to such successor
                                    Servicer, to the extent not previously paid by the predecessor Servicer pursuant to the Sale and Servicing Agreement, or pursuant to priority FIRST hereof, reasonable transition expenses (up to a maximum of $50,000 for all such expenses during the term of this Indenture) incurred in becoming the successor Servicer and all other amounts due and owing to the Backup Servicer pursuant to
                                    Section 5.7(a)(xiii) of the Sale and
                                    Servicing Agreement;

                                             SEVENTH: to the Residual
                                    Certificateholders, pro rata, in reduction of the Residual Certificate Notional Balance until the Residual Certificate Notional Balance equals zero; and

                                             EIGHTH: to the Residual
                                    Certificateholders, pro rata, any remaining amount;

         provided that any amounts collected from the Pre-Funding Account or the Capitalized Interest Account shall be applied solely to the payment of amounts due and unpaid on the Notes FIRST, in accordance with Section 10.1(b) and SECOND, in accordance with Section 5.8(a)(ii) of the Sale and Servicing Agreement and THIRD, in accordance with priorities FIRST through EIGHTH above.

                  (b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date the Issuer shall mail to each Noteholder and the Trustee a notice that states such record date, the payment date and the amount to be paid.

         SECTION 5.7 LIMITATION OF SUITS. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (i) such Holder has previously given written notice
                  to the Trustee of a continuing Event of Default;

                           (ii) the Holders of not less than 25% of the
                  Outstanding Amount of each class of Notes have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                           (iii) such Holder or Holders have offered to the
                  Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                           (iv) the Trustee for 60 days after its receipt of
                  such notice, request and offer of indemnity has failed to institute such proceedings;

                           (v) no direction inconsistent with such written
                  request has been given to the Trustee during such 60-day period by a Note Majority; and

                           (vi) an Insurer Default shall have occurred and be
                  continuing;

         it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event an Insurer Default has occurred and is continuing and the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of each class of Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.8 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.9 RESTORATION OF RIGHTS AND REMEDIES. If the Controlling Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         SECTION 5.12 CONTROL BY NOTEHOLDERS. If the Trustee is the Controlling Party, a Note Majority shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                           (i) such direction shall not be in conflict with any
                  rule of law or with this Indenture;

                           (ii) subject to the express terms of Section 5.4, any
                  direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

                           (iii) if the conditions set forth in Section 5.5 have
                  been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of each class of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                           (iv) the Trustee may take any other action deemed
                  proper by the Trustee that is not inconsistent with such direction;

         provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.13 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Note Insurer or, if an Insurer Default has occurred and is continuing, a Note Majority may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of each class of Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and any right of the Issuer to take such action shall be suspended.

         SECTION 5.16 SUBROGATION. The Note Insurer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the
Note Insurer, each Noteholder shall be deemed, without further action to have directed the Trustee to assign to the Note Insurer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Note Insurer and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Notes to the extent that it has made payment pursuant to the Note Policy. Notwithstanding the foregoing, the order of priority of payments to be made pursuant to Section 5.7(a) of the Sale and Servicing Agreement shall not be modified by this clause. To evidence such subrogation, the Note Registrar shall note the Note Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Insured Payment.

         SECTION 5.17 PREFERENCE CLAIMS; DIRECTION OF PROCEEDINGS.

                  (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any scheduled payment paid on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law pursuant to a final non-appealable order of a court of competent jurisdiction, the Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Note Policy. Pursuant to the terms of the Note Policy, the Note Insurer will make such payment on behalf of the Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the Trustee or any Noteholder directly (unless a Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trustee for payment, in accordance with the instructions to be provided by the Note Insurer, to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

                  (b) The Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any payment made with respect to the Notes. Each Holder of the Notes, by its purchase of Notes, and the Trustee hereby agree that so long as a Note Insurer Default shall not have occurred and be continuing, the
         Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to the reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, the Note Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                                   ARTICLE VI
                                   THE TRUSTEE
                                   -----------

         SECTION 6.1 DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of
                  paragraph (b) of this Section;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                  (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of the Basic Documents.

                  (f) No provision of this Indenture shall require the Trustee in any of its capacities to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (h) The Trustee shall permit any representative of the Note Insurer, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes.

                  (i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Basic Documents.

                  (j) The Trustee shall, and hereby agrees that it will, hold the Note Policy in trust, and will hold any proceeds of any claim on the Note Policy in trust solely for the use and benefit of the Noteholders.

                  (k) In no event shall Wells Fargo Bank, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

                  (l) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

                  (m) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee's attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

         SECTION 6.2 RIGHTS OF TRUSTEE.

                  (a) Subject to Sections 6.1 and 6.2, the Trustee shall be protected and shall incur no liability to the Issuer or any Issuer Secured Party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 or Section 6.2(g) the Trustee shall not be required to make any independent investigation with respect thereto.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

                  (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of Consumer Portfolio Services, Inc., or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Trustee may consult with counsel, and the advice of such counsel or any opinion of counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or any of the Basic Documents, at the request, order or direction of any of the Holders of Notes or the Controlling Party, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Controlling Party shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture in accordance with Section 6.1.

                  (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Note Insurer (so long as no Insurer Default shall have occurred and be continuing) or (if an Insurer Default shall have occurred and be continuing) by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of each class thereof; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

         SECTION 6.4 TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Basic Documents, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         SECTION 6.5 NOTICE OF DEFAULTS. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 30 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note, if any), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6 REPORTS BY TRUSTEE TO HOLDERS. The Trustee shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and State income tax returns.

         SECTION 6.7 COMPENSATION AND INDEMNITY.

                  (a) Pursuant to Section 5.7(a) of the Sale and Servicing Agreement, the Issuer shall pay to the Trustee from time to time compensation for its services, as separately agreed. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant to Section 5.7(a) of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on the Trustee's part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith and including any loss, liability or expense directly or indirectly incurred (regardless of negligence on the part of the Trustee or the Issuer) by the Trustee as a result of any penalty or other cost imposed by the Internal Revenue Service or other taxing authority (except any penalties arising out of fees paid to the Trustee or as a result of any action taken contrary to the Indenture) related to the tax status of the Issuer or the Notes. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

                  (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in
         Section 5.1(a)(v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the recourse of the Trustee hereunder and under the Basic Documents shall be to the Trust Estate only and specifically shall not be recourse to the assets of the Seller, the Depositor, any Noteholder or any Residual Certificateholder. In addition, the Trustee agrees that its recourse to the Trust Estate and amounts held in the Spread Account shall be limited to the right to receive the distributions referred to in
         Section 5.7(a) of the Sale and Servicing Agreement.

         SECTION 6.8 REPLACEMENT OF TRUSTEE. The Issuer may, with the consent of the Note Insurer, and at the request of the Note Insurer (unless an Insurer Default shall have occurred and be continuing), shall, remove the Trustee if:

                           (i) the Trustee fails to comply with Section 6.11;

                           (ii) an Insolvency Event with respect to the Trustee
                  occurs; or

                           (iii) the Trustee otherwise becomes incapable of
                  acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing). If the Issuer fails to appoint such a successor Trustee, the Note Insurer may appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Note Insurer (provided that no Insurer Default shall have occurred and be continuing) and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to each Noteholder. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the
Note Insurer or a Note Majority may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9 SUCCESSOR TRUSTEE BY MERGER.

                  (a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide the Rating Agencies and the Note Insurer with written notice of any such transaction.

                  (b) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
                  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                           (ii) no trustee hereunder shall be personally liable
                  by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                           (iii) the Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11 ELIGIBILITY; DISQUALIFICATION. The Trustee, and any successor thereto, shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or State authorities and satisfactory to the Note Insurer; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies. The Trustee shall provide copies of such reports to the Note Insurer upon request.

         SECTION 6.12 RESERVED.

         SECTION 6.13 APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, each of the Issuer Secured Parties and the Residual Certificateholders hereby appoints Wells Fargo Bank, National Association as the Trustee with respect to the Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the Issuer Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14 PERFORMANCE OF DUTIES. The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party and as provided in Section 5.12. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

         SECTION 6.15 LIMITATION ON LIABILITY. Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer or the Issuer Secured Parties or the Residual Certificateholders for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Issuer Secured Parties or the Residual Certificateholders except for negligence, bad faith or willful misconduct in carrying out its duties to the Issuer Secured Parties or the Residual Certificateholders. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16 RESERVED.

         SECTION 6.17 SUCCESSOR TRUSTEE.

                  (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of Trustee for the benefit of the Issuer Secured Parties and the Residual Certificateholders in the Collateral; provided that any such successor shall also be the successor Trustee under Section 6.9.

                  (b) REMOVAL. The Trustee may be removed by the Note Insurer (or, if an Insurer Default has occurred and is continuing, by a Note Majority) at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee, the other Issuer Secured Party and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to subsection (c) below. Any removal pursuant to the provisions of this subsection (b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 3.6.

                  (c) ACCEPTANCE BY SUCCESSOR. The Controlling Party shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, each Issuer Secured Party and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Issuer Secured Party or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or an Issuer Secured Party is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         SECTION 6.18 RESERVED.

         SECTION 6.19 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

                  (a) DUE ORGANIZATION. The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                  (b) CORPORATE POWER. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

                  (c) DUE AUTHORIZATION. The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

                  (d) VALID AND BINDING INDENTURE. The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.20 WAIVER OF SETOFFS. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         SECTION 6.21 CONTROL BY THE CONTROLLING PARTY. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Issuer.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS
                         ------------------------------

         SECTION 7.1 ISSUER TO FURNISH TO TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. If the Notes are Definitive Notes, the Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the Note Insurer in writing on an annual basis on each March 31 and at such other times as the Note Insurer may request a copy of the list.

         SECTION 7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                                  ARTICLE VIII
                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE
                ------------------------------------------------

         SECTION 8.1 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2 RELEASE OF TRUST ESTATE.

                  (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this
         Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                  (b) The Trustee shall, at such time as there are no Notes outstanding, all Issuer Secured Obligations have been paid in full and all sums due the Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

         SECTION 8.3 OPINION OF COUNSEL. The Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of the Issuer Secured Parties or the Residual Certificateholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES
                             -----------------------

         SECTION 9.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

                  (a) Without the consent of the Holders of any Notes but with the consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) and with prior notice to the Rating Agencies by the Issuer, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes; provided, however, if any party to this Indenture is unable to sign any supplemental indenture due to its dissolution, winding up or comparable circumstances, then the consent of the Note Insurer or a Note Majority shall be sufficient to amend this Indenture without such party's signature:

                           (i) to correct or amplify the description of any
                  property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii) to evidence the succession, in compliance with
                  the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the
                  benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge
                  any property to or with the Trustee;

                           (v) to cure any ambiguity, to correct or supplement
                  any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes or the rating of the Notes; or

                           (vi) to evidence and provide for the acceptance of
                  the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained not inconsistent with the foregoing.

                  (b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by the Issuer and with the prior written consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect the interests of any Noteholder in any material respect. Any such action shall be deemed to not adversely affect in any material respect the interests of any Noteholder if the Rating Agency Condition has been satisfied.

         SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Note Insurer (unless an Insurer Default shall have occurred and be continuing) or, if an Insurer Default shall have occurred and be continuing, with the consent of a Note Majority, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, if any party to this Indenture is unable to sign any supplemental indenture due to its dissolution, winding up or comparable circumstances, then the consent of the
Note Insurer (unless an Insurer Default shall have occurred and be continuing) or, if an Insurer Default shall have occurred and be continuing, the consent of a Note Majority shall be sufficient to amend this Indenture without such party's signature; provided, further however, that, subject to the express rights of the
Note Insurer under the Basic Documents and notwithstanding SECTION 11.20, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                           (i) change the date of payment of any installment of
                  principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                           (ii) impair the right to institute suit for the
                  enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
                  Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                           (iii) reduce the percentage of the Outstanding Amount
                  of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (iv) modify or alter the provisions of the proviso to
                  the definition of the term "Outstanding";

                           (v) reduce the percentage of the Outstanding Amount
                  of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to
                  Section 5.4;

                           (vi) modify any provision of this Section except to
                  increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                           (vii) modify any of the provisions of this Indenture
                  in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or as to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                           (viii) permit the creation of any lien ranking prior
                  to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5 RESERVED.

         SECTION 9.6 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Issuer shall, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X
                               REDEMPTION OF NOTES
                               -------------------

         SECTION 10.1 REDEMPTION.

                  (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer pursuant to Section 11.1(a) of the Sale and Servicing Agreement, on any Payment Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said Section 11.1(a), for a purchase price at least equal to the Redemption Price; provided, however, that the Issuer has available funds sufficient to pay the Redemption Price and all amounts due to the
         Note Insurer under the Basic Documents. The Servicer or the Issuer shall furnish the Note Insurer and the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Issuer shall furnish notice of such election to the Trustee not later than 35 days prior to the Redemption Date and the Servicer shall deposit with the Trustee in the Note Distribution Account the Redemption Price of the Notes to be redeemed at least one Business Day prior to the Redemption Date. If the Servicer fails to so deposit the Redemption Price with the Trustee at least one Business Day prior to the Redemption Date, such redemption shall be deemed to be automatically rescinded and the Noteholders shall receive the payments of interest and principal that would be due to the Noteholders on such Payment Date as if such option to redeem the Notes had never been exercised. For the avoidance of any doubt, no Event of Default shall occur solely as a result of such rescission.

                  (b) If, on the Mandatory Redemption Date, the Pre-Funded Amount is greater than zero after giving effect to the purchase of all Subsequent Receivables during the Funding Period, including any such purchase on the last day of the Funding Period, the Notes will be redeemed in part pursuant to Section 5.8(a)(ii) of the Sale and Servicing Agreement in an amount equal to the Note Prepayment Amount.

         SECTION 10.2 FORM OF REDEMPTION NOTICE.

                  (a) Notice of redemption under Section 10.1 shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                           (i) the Redemption Date;

                           (ii) the Redemption Price;

                           (iii) that the Record Date otherwise applicable to
                  such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                           (iv) that interest on the Notes shall cease to accrue
                  on the Redemption Date.

         Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                  (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

         SECTION 10.3 NOTES PAYABLE ON REDEMPTION DATE. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

         SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC.

                  (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee and to the Note Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such
                  certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of each such
                  signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of
                  each such signatory such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to
                  the Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee and the Note Insurer an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii) is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

                           (iii) Other than with respect to the release of any
                  Purchased Receivables, Defaulted Texas Receivables or Liquidated Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to
                  the Trustee and the Note Insurer an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee and the Note Insurer an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables, Defaulted Texas Receivables and Liquidated Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1% of the then Outstanding Amount of the Notes.

                           (v) Notwithstanding Section 2.9 or any provision of
                  this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3 ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

                  (c) The ownership of Notes shall be proved by the Note
         Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4 NOTICES, ETC., TO TRUSTEE, ISSUER, NOTE INSURER AND RATING AGENCIES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                           (i) the Trustee by any Noteholder or by the Issuer
                  shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office;

                           (ii) the Issuer by the Trustee or by any Noteholder
                  shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt to the Issuer addressed to: CPS Auto Receivables Trust 2007-A, in care of Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee; or

                           (iii) the Note Insurer by the Issuer or the Trustee
                  shall be sufficient for any purpose hereunder if in writing and mailed by registered mail or personally delivered or telexed or telecopied to the recipient as follows:

                                    To the Note Insurer:

                                    MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, New York  10504
                                    Attention:  IPM SF (CPS Auto 2007-A)
                                    Telecopy No.:  (914) 765-3810
                                    Confirmation:  (914) 765-3781


         (In each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and marked "URGENT MATERIAL ENCLOSED" at the foregoing address.)

                  (b) Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York New York 10004 and (ii) in the case of S&P, via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, send hard copies to: Standard & Poor's Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5 NOTICES TO NOTEHOLDERS; WAIVER.

                  (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7 RESERVED.

         SECTION 11.8 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.10 SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11 BENEFITS OF INDENTURE. The Note Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Note Insurer may disclaim any of its rights and powers under this Indenture (in which case the Trustee may exercise such right or power hereunder), but not its duties and obligations under the Note Policy, upon delivery of a written notice to the Trustee.

         SECTION 11.12 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS INDENTURE SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         SECTION 11.14 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee and the Note Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture or to the Collateral Agent under the Sale and Servicing Agreement.

         SECTION 11.16 TRUST OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17 NO PETITION. The Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or a beneficial interest therein, hereby covenant and agree that they will not at any time institute against the Seller, the Depositor, or the Issuer, or join in any institution against the Seller, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.18 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee or of the Note Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

         SECTION 11.19 ACTION UPON DIRECTION OF NOTEHOLDERS. Except where this Indenture specifically states otherwise, the Trustee, provided it has sent out notices in accordance with this Indenture, may act as directed by a Note Majority responding in writing to such request for amendment or written direction, provided however, that a Note Majority as of the time such voting response is due back to the Trustee must have responded in writing to the Trustee's notice to amend or for written direction. In addition, the Trustee shall not have any liability to any Noteholder or Note Owner with respect to any action taken pursuant to such notice if the Noteholder or Note Owner does not respond to such notice within the time period set forth in such notice. By acceptance of a Note, each Noteholder and Note Owner agree to the foregoing provisions.

         SECTION 11.20 NOTE INSURER AS CONTROLLING PARTY. Each Noteholder by purchase of the Notes held by it acknowledges that the Trustee, as partial consideration of the issuance of the Note Policy, has agreed that the Note Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as no Insurer Default has occurred and is continuing, except as otherwise provided herein, whenever Noteholder action, consent or approval is required under this Indenture, such action, consent or approval shall be deemed taken or given on behalf of, and shall be binding upon, all Noteholders if the Note Insurer agrees to take such action or give such consent or approval. So long as an Insurer Default has occurred and is continuing, any provision giving the Note Insurer the right to direct, appoint or consent to, approve of, or take any action as Controlling Party under this Indenture shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting, unless otherwise specified, at the direction of a Note Majority. The Note Insurer may disclaim any of its rights and powers under this Indenture (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Trustee. The Note Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                   CPS AUTO RECEIVABLES TRUST 2007-A,

                                   By:      WILMINGTON TRUST COMPANY,
                                            not in its individual capacity,
                                            but solely as Owner Trustee

                                   By:        /S/ DORRI E. WOLHAR
                                              ----------------------------------
                                   Name:      DORRI E. WOLHAR
                                              ----------------------------------
                                   Title:     FINANCIAL SERVICES OFFICER
                                              ----------------------------------


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                                   By:        /S/ MARIANNA C. STERSHIC
                                              ----------------------------------
                                   Name:      MARIANNA C. STERSHIC
                                              ----------------------------------
                                   Title:     VICE PRESIDENT
                                              ----------------------------------

                                   EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

                             REGISTERED $40,000,000

                                 NO. R-A1 - [__]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP NO. 12619RAA6

         [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE) OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        CPS AUTO RECEIVABLES TRUST 2007-A

                      CLASS A-1 5.33202% ASSET-BACKED NOTES

         CPS Auto Receivables Trust 2007-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000) payable on each Payment Date in an amount equal to the aggregate


                                     A-1-1
amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture and
Section 5.7 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in March 2008 (the "Class A-1 Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the immediately preceding Payment Date to but excluding such current Payment Date; provided that for the April 2007 Payment Date interest will accrue for the number of days from and including the Closing Date to and including April 15, 2007. Interest will be computed on the basis of a 360-day year and the actual number of days in the period commencing on the Payment Date in the month preceding the month in which the related Payment Date occurs and ending on the day prior to the day of the month on which the related Payment Date occurs. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         The Notes are entitled to the benefits of a note guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payments of the Insured Payments (as defined in the Policy), all as more fully set forth in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-1-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                      CPS AUTO RECEIVABLES TRUST 2007-A

                                      By:      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity,
                                               but solely as Owner Trustee

                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________


                                     A-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.



                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity,
                                       but solely as Trustee


                                       By:      ________________________________
                                                Authorized Signatory

Date:  ____________, 20__



                                     A-1-4

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 5.33202% Asset-Backed Notes (herein called the "Class A-1 Notes"), all issued under an Indenture dated as of March 1, 2007 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 16, 2007.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-1 Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to
Section 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable (i) on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing and the Note Insurer has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture, or (ii) if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the


                                     A-1-5

Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office.

         The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed (a) pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Collateral Balance is less than or equal to 10% of the Original Collateral Balance; and (b) pursuant to Section 10.1(b) of the Indenture, in part, on a pro rata basis, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

         The Seller or its designated affiliate has the option to purchase from the Issuer on the last day of each Collection Period any Defaulted Texas Receivables the Obligors of which reside in the State of Texas or the Financed Vehicles of which are located in the State of Texas.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

                                     A-1-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note agrees to treat the Notes as indebtedness of the Issuer for Federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder by its acquisition of any Notes (or a beneficial interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Internal Revenue Code or
(ii) the acquisition and holding of the Notes will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer (unless an Insurer Default has occurred and is continuing) but without the consent of Noteholders. The Indenture also contains provisions permitting the Note Insurer and/or the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the


                                     A-1-7

Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-1-8

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:___________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _________________________________________________________________

         _________________________________________________________________

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated: _________________________

         1/ Signature Guaranteed:________________________

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-1-9

                                   EXHIBIT A-2

                            [Form of Class A-2 Note]

                             REGISTERED $92,600,000

                                 NO. R-A2 - [__]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP NO. 12619RAB4

         [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE) OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        CPS AUTO RECEIVABLES TRUST 2007-A

                       CLASS A-2 5.27% ASSET-BACKED NOTES

         CPS Auto Receivables Trust 2007-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of NINETY-TWO MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($92,600,000) payable on each Payment Date in an amount equal


                                     A-2-1
to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture and Section 5.7 of the Sale and Servicing Agreement provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in October 2010 (the "Class A-2 Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the month immediately preceding such Payment Date to and including the fourteenth day of the month in which such Payment Date occurs; provided that for the April 2007 Payment Date interest will accrue for the number of days from and including the Closing Date to and including March 30, 2007 and from and including April 1, 2007 to and including April 14, 2007. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         The Notes are entitled to the benefits of a note guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payments of the Insured Payments (as defined in the Policy), all as more fully set forth in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.



                                      CPS AUTO RECEIVABLES TRUST 2007-A

                                      By:      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity,
                                               but solely as Owner Trustee
                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________



                                     A-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.



                                         WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                         not in its individual capacity,
                                         but solely as Trustee

                                         By:      ______________________________
                                         Authorized Signatory___________________
Date:  ___________, 20__



                                     A-2-4

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 5.27% Asset-Backed Notes (herein called the "Class A-2 Notes"), all issued under an Indenture dated as of March 1, 2007 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 16, 2007.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-2 Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to
Section 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable (i) on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing and the Note Insurer has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture, or (ii) if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the


                                     A-2-5

Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office.

         The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed (a) pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Collateral Balance is less than or equal to 10% of the Original Collateral Balance; and (b) pursuant to Section 10.1(b) of the Indenture, in part, on a pro rata basis, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

         The Seller or its designated affiliate has the option to purchase from the Issuer on the last day of each Collection Period any Defaulted Texas Receivables the Obligors of which reside in the State of Texas or the Financed Vehicles of which are located in the State of Texas.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

                                     A-2-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note agrees to treat the Notes as indebtedness of the Issuer for federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder by its acquisition of any Notes (or a beneficial interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Internal Revenue Code or
(ii) the acquisition and holding of the Notes will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer (unless an Insurer Default has occurred and is continuing) but without the consent of Noteholders. The Indenture also contains provisions permitting the Note Insurer and/or the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the


                                     A-2-7

Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-2-8

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:___________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _________________________________________________________________

         _________________________________________________________________

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated: _________________________

         1/ Signature Guaranteed:________________________

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-2-9

                                   EXHIBIT A-3

                            [Form of Class A-3 Note]

                             REGISTERED $48,900,000

                                  NO. R-A3-[__]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP NO. 12619RAC2

          [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE) OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        CPS AUTO RECEIVABLES TRUST 2007-A

                       CLASS A-3 5.04% ASSET-BACKED NOTES

         CPS Auto Receivables Trust 2007-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of FORTY-EIGHT MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($48,900,000) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution


                                     A-3-1

Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture and Section 5.7 of the Sale and Servicing Agreement provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in September 2011 (the "Class A-3 Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the month immediately preceding such Payment Date to and including the fourteenth day of the month in which such Payment Date occurs; provided that for the April 2007 Payment Date interest will accrue for the number of days from and including the Closing Date to and including March 30, 2007 and from and including April 1, 2007 to and including April 14, 2007. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         The Notes are entitled to the benefits of a note guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payments of the Insured Payments (as defined in the Policy), all as more fully set forth in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-3-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                      CPS AUTO RECEIVABLES TRUST 2007-A
                                      By:      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity,
                                               but solely as Owner Trustee
                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________



                                     A-3-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     not in its individual capacity, but solely
                                     as Trustee
                                     By:    ____________________________________
                                     Authorized Signatory_______________________
Date:  ___________, 20__



                                     A-3-4

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 5.04% Asset-Backed Notes (herein called the "Class A-3 Notes"), all issued under an Indenture dated as of March 1, 2007 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 16, 2007.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-3 Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to
Section 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable (i) on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing and the Note Insurer has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture, or (ii) if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to


                                     A-3-5
the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office.

         The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed (a) pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Collateral Balance is less than or equal to 10% of the Original Collateral Balance; and (b) pursuant to Section 10.1(b) of the Indenture, in part, on a pro rata basis, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

         The Seller or its designated affiliate has the option to purchase from the Issuer on the last day of each Collection Period any Defaulted Texas Receivables the Obligors of which reside in the State of Texas or the Financed Vehicles of which are located in the State of Texas.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

                                     A-3-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note agrees to treat the Notes as indebtedness of the Issuer for federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder by its acquisition of any Notes (or a beneficial interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Internal Revenue Code or
(ii) the acquisition and holding of the Notes will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer (unless an Insurer Default has occurred and is continuing) but without the consent of Noteholders. The Indenture also contains provisions permitting the Note Insurer and/or the Holders of Notes representing specified percentages of the Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the


                                     A-3-7

Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-3-8

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:___________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _________________________________________________________________

         _________________________________________________________________

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated: _________________________

         1/ Signature Guaranteed:________________________

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-3-9

                                   EXHIBIT A-4

                            [Form of Class A-4 Note]

                             REGISTERED $76,600,000

                                  NO. R-A4-[__]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP NO. 12619RAD0

         [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

           THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE) OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                        CPS AUTO RECEIVABLES TRUST 2007-A

                       CLASS A-4 5.05% ASSET-BACKED NOTES

         CPS Auto Receivables Trust 2007-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of SEVENTY-SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($76,600,000) payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Note Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture and Section 5.7 of the Sale and Servicing Agreement provided,


                                     A-4-1
however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in November 2013 (the "Class A-4 Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date from and including the fifteenth day of the month immediately preceding such Payment Date to and including the fourteenth day of the month in which such Payment Date occurs; provided that for the April 2007 Payment Date interest will accrue for the number of days from and including the Closing Date to and including March 30, 2007, and from and including April 1, 2007 to and including April 14, 2007. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         The Notes are entitled to the benefits of a note guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Note Insurer"), pursuant to which the Note Insurer has unconditionally guaranteed payments of the Insured Payments (as defined in the Policy), all as more fully set forth in the Indenture.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-4-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

                                      CPS AUTO RECEIVABLES TRUST 2007-A
                                      By:      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity,
                                               but solely as Owner Trustee
                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________



                                     A-4-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as Trustee
                                        By:     ________________________________
                                        Authorized Signatory____________________
Date:  ___________, 20__



                                     A-4-4

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 5.05% Asset-Backed Notes (herein called the "Class A-4 Notes"), all issued under an Indenture dated as of March 1, 2007 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 16, 2007.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-4 Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1(a) of the Indenture. In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to
Section 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable (i) on the date on which an Event of Default shall have occurred and be continuing so long as an Insurer Default shall not have occurred and be continuing and the Note Insurer has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture, or (ii) if an Insurer Default shall have occurred and be continuing, on the date on which an Event of Default shall have occurred and be continuing and the Trustee or a Note Majority has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available


                                     A-4-5
funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Trustee's principal Corporate Trust Office.

         The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes may be redeemed (a) pursuant to
Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Collateral Balance is less than or equal to 10% of the Original Collateral Balance; and (b) pursuant to Section 10.1(b) of the Indenture, in part, on a pro rata basis, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

         The Seller or its designated affiliate has the option to purchase from the Issuer on the last day of each Collection Period any Defaulted Texas Receivables the Obligors of which reside in the State of Texas or the Financed Vehicles of which are located in the State of Texas.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

                                     A-4-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note agrees to treat the Notes as indebtedness of the Issuer for federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

         Each Noteholder by its acquisition of any Notes (or a beneficial interest therein) shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Internal Revenue Code or
(ii) the acquisition and holding of the Notes will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and the Note Insurer and any agent of the Issuer, the Trustee or the Note Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer (unless an Insurer Default has occurred and is continuing) but without the consent of Noteholders. The Indenture also contains provisions permitting the Note Insurer and/or the Holders of Notes representing specified percentages of the


                                     A-4-7

Outstanding Amount of each class of Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-4-8

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:___________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

         _________________________________________________________________

         _________________________________________________________________

         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated: _________________________

         1/ Signature Guaranteed:________________________

         1/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                                     A-4-9

                                    EXHIBIT B

                    FORM OF TRANSFEREE REPRESENTATION LETTER





_____________, 20___



Wells Fargo Bank, National Association, as Note Registrar
MAC N9311-161, Sixth Street & Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services/Asset Backed Administration, CPS 2007-A

         Re:    CPS Auto Receivables Trust 2007-A
                [Class A-1][Class A-2][Class A-3][Class A-4] Note (the "Notes")

Dear Sirs:

         This letter is delivered to you in connection with the transfer by ________________ (the "Transferor") to ____________________________ (the
"Transferee") of the captioned Notes (the "Notes"), pursuant to Section 2.13(a) of the Indenture (the "Indenture"), dated as of March 1, 2007, between CPS Auto Receivables Trust 2007-A, as Issuer, and Wells Fargo Bank, National Association, as Trustee. All terms used herein and not otherwise defined shall have the respective meanings set forth in the Indenture. The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

         1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Notes for its own account or for the account of a qualified institutional buyer. The Transferee understands that the Notes have not been and will not be registered under the Securities Act or any State securities laws, that neither the Transferor nor the Note Registrar is required to so register the Notes, and that the Notes may be resold, pledged or transferred only (x) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (y) pursuant to another exemption from registration under the Securities Act.

         2. The Transferee is not a pension, profit-sharing or other employee benefit plan within the meaning of Section 3(3) of ERISA or an individual retirement account, a Keogh plan or any other plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Benefit Plan") and is not acquiring any Notes with the assets of a Benefit Plan or its acquisition and continued holding of such Note will be covered by Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

         3. The Transferee has received a copy of the Confidential Private Placement Memorandum dated March 27, 2007, relating to the Notes and has been furnished with all information that it has requested regarding (a) the Notes and payments thereon, (b) the Trust Estate, and (c) the Indenture. The Transferee understands that substantial risks are involved in an investment in the Notes and the Transferee represents that in making its investment decision to acquire the Notes, it has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including Bear, Stearns & Co. Inc. or UBS Securities LLC, as Placement Agents, except as expressly set forth in the Confidential Private Placement Memorandum. The Transferee has had an opportunity, within a reasonable period of time prior to purchasing the Notes, to ask questions concerning the Notes and the Trust Estate and has received satisfactory answers to such questions.

         4. The Transferee will comply with all applicable federal and State securities laws, rules and regulations in connection with any subsequent resale of the Notes by the Transferee.

         5. The Transferee understands that the Notes may not be presented or surrendered to the Note Registrar or any Transfer Agent for registration of transfer or for exchange unless they are accompanied by (i) a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing, with guaranty of signature and (ii) either (A) a Transferee Letter from the person transferring such Note in the form of Exhibit B to the Indenture, or (B) an opinion of counsel satisfactory to the Note Registrar to the effect that such transfer is exempt from registration under the Securities Act and applicable State securities laws.

         6. The Transferee understands that the Notes will bear a legend to the following effect:

                           "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED UNDER THE 1933 ACT (IF AVAILABLE) OR (D) TO THE SELLER OR AN AFFILIATE OF THE SELLER, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE."

                                      Very truly yours,

                                      __________________________________________
                                      (Transferee)


                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________

                              ANNEX I TO EXHIBIT B

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]



         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank, National Association, as Trustee, with respect to the Notes (the "Notes") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                           (i) As indicated below, the undersigned is the chief
                  financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes (the "Transferee").

                           (ii) The Transferee is a "qualified institutional
                  buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $_________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Notes in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

____________________
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Notes in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

         ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

         ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

                           (iii) The term "securities" as used herein does not
                  include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

                           (iv) For purposes of determining the aggregate amount
                  of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

                           (v) The Transferee acknowledges that it is familiar
                  with Rule 144A and understands that the Transferor and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

                    ___      ___     Will the Transferee be purchasing the Notes
                    Yes      No      only for the Transferee's own account?

                           (vi) If the answer to the foregoing question is "no",
                  then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                           (vii) The Transferee will notify each of the parties
                  to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                      Print Name of Transferee:
                                      __________________________________________

                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________


                                                     ___________________________
                                              Date:  ___________________________

ANNEX 2 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

         The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Wells Fargo Bank, National Association, as Trustee, with respect to the Notes (the "Notes") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

                  1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

                  2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

         ___ The Transferee owned and/or invested on a discretionary basis $________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Transferee is part of a Family of Investment Companies which owned in the aggregate $________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
                           144A).

                  3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

                  5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

                  ___     ___      Will the Transferee be purchasing the Notes
                  Yes      No      only for the Transferee's own account?

                  6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

                  7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                      Print Name of Transferee or Adviser:

                                      By:      _________________________________
                                      Name:    _________________________________
                                      Title:   _________________________________



                                      IF AN ADVISER:

                                      Print Name of Transferee:
                                      __________________________________________